DEARBORN PARTNERS RISING DIVIDEND FUND Trading Symbol: Class A Shares – DRDAX Class C Shares - DRDCX Class I Shares - DRDIX Summary Prospectus June 26, 2015
www.dearbornfunds.com

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s prospectus and other information about the Fund online at www.dearbornfunds.com/literature.html.  You may also obtain this information at no cost by calling (888) 983-3380 or by sending an email to rseitz@dearpart.com.  The Fund’s prospectus and statement of additional information, both dated June 26, 2015, are incorporated by reference into this Summary Prospectus.

Investment Objective
The Dearborn Partners Rising Dividend Fund (the “Fund”) seeks current income, rising income over time, and long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on Class A shares if you or your family invest, or agree to invest in the future, at least $25,000 in the Fund’s Class A shares.  More information about these and other discounts is available from your financial professional and under “Shareholder Information – Class A Sales Charge Reductions and Waivers” beginning on page 13 of the Statutory Prospectus and under “Additional Purchase and Redemption Information – Sales Charges on Class A Shares” beginning on page 29 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of purchases that are redeemed within 12 months of purchase)	1.00%(1)	1.00%	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.40%	0.40%	0.40%
Total Annual Fund Operating Expenses(2)	1.50%	2.25%	1.25%
Fee Waiver/Expense Recoupment	-0.09%	-0.09%	-0.09%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Recoupment(3)	1.41%	2.16%	1.16%

(1)	The Maximum Deferred Sales Charge on Class A shares is applied only to purchases of $500,000 or more that are redeemed within 12 months of purchase.

(2)
Please note that the Total Annual Fund Operating Expenses in the table above do not correlate to the Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements of Expenses found within the “Financial Highlights” section of the prospectus, because the “Financial Highlights” includes only the direct operating expenses incurred by the Fund and exclude Acquired Fund Fees and Expenses.

(3)
Pursuant to an operating expense limitation agreement between Dearborn Partners, L.L.C., (the “Adviser”) the Fund’s investment adviser, and the Fund, the Adviser has agreed to waive its management fees and/or reimburse Fund expenses to ensure that Total Annual Fund Operating Expenses (exclusive of front-end or contingent deferred loads, taxes, leverage expenses (i.e., any expenses incurred in connection with borrowings made by the Fund), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses or extraordinary expenses such as litigation) do not exceed 1.40%, 2.15% and 1.15% of the Fund’s average daily net assets for Class A shares, Class C shares and Class I shares, respectively, through at least June 28, 2016.  The operating expense limitation agreement can be terminated only by, or with the consent of, the Trust’s Board of Trustees (the “Board of Trustees”).  The Adviser is permitted to be reimbursed for management fee reductions and/or expense payments made in the prior three fiscal years, subject to the limitations on Fund expenses in effect at the time of the waiver.

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  The fee waiver/expense reimbursement arrangement discussed in the table above is reflected only through June 28, 2016.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed:

Share Class	One Year	Three Years	Five Years	Ten Years
Class A	$732	$942	$1,269	$2,194
Class C	$319	$695	$1,197	$2,578
Class I	$118	$388	$678	$1,503

If shares are not redeemed:

Share Class	One Year	Three Years	Five Years	Ten Years
Class A	$636	$942	$1,269	$2,194
Class C	$219	$695	$1,197	$2,578
Class I	$118	$388	$678	$1,503

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may generate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These transaction costs and potentially higher taxes, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal period, the Fund’s portfolio turnover rate was 9.76% of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, the Fund invests at least 80% of its net assets in the equity securities of companies that pay current dividends and that the Fund’s portfolio managers believe have the potential to increase their dividends with regularity.

Equity securities in which the Fund invests consist primarily of common stocks, but may also include master limited partnerships (“MLPs”) and real estate investment trusts (“REITs”).  MLPs are businesses organized as limited partnerships that trade their proportionate shares of the partnership (units) on a public exchange.  A REIT is a security of a company that invests in real estate, either through real estate property, mortgages and similar real estate investments, or all of the foregoing.  The Fund will invest primarily in securities of U.S. companies, but may invest up to 20% of its net assets in foreign companies through investments in American Depositary Receipts (“ADRs”).

The Fund invests in companies in numerous market sectors and with various market capitalizations.  The portfolio managers expect to invest mainly in large-capitalization companies (those with market capitalizations of $10 billion and higher), but may also invest in medium-capitalization companies (market capitalizations of $2 billion to $10 billion) and small-capitalization companies (market capitalization of less than $2 billion).  The Fund will generally remain fully invested, and under normal market conditions, the Fund’s portfolio will consist of approximately 30 to 80 companies.

In selecting investments for the Fund’s portfolio the Adviser utilizes a bottom-up approach, focusing on fundamental qualities of individual companies.  The Adviser believes that consistent earnings growth drives consistent dividend growth.  Over the long run, the Adviser believes consistent earnings growth will help the price performance of a stock.  Thus, the Fund’s portfolio managers begin with companies with well-established records of consistent earnings and dividend growth.  Income created by rising common stock dividends is an important consideration in selecting the Fund’s investments.

The Fund’s portfolio managers will generally sell a security when they believe a company’s dividend growth potential is in jeopardy, when a company’s fundamentals are likely to deteriorate, when a company’s valuation becomes excessive, when a better investment opportunity becomes available or in order to meet shareholder redemptions.

Principal Risks
Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take.  Remember, in addition to possibly not achieving your investment goals, you could lose money by investing in the Fund.  The principal risks of investing in the Fund are:

•	General Market Risk. Certain securities selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.
•
Strategy Risk.  There is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future, or that if dividends are declared, they will remain at their current levels or increase over time.  The Fund’s performance during a broad market advance could suffer because dividend paying stocks may not experience the same capital appreciation as non-dividend paying stocks.  Depending upon market conditions, dividend paying stocks that meet the Fund’s investment criteria may not be widely available, making it difficult for the Adviser to replace stocks that have decreased or eliminated dividend payments.

•
Management Risk.  The Adviser’s judgments about the attractiveness, value and potential appreciation of the Fund’s investments may prove to be incorrect and the investment strategy employed by the Adviser in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other similar investment vehicles having a similar investment strategy.

•	Common Stock Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.
•
Large-Capitalization Company Risk.  Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors.  Also, large-capitalization companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•
Small- and Medium-Capitalization Companies Risk. Investing in securities of small- and medium-capitalization companies may involve greater volatility than investing in larger and more established companies because small- and medium-capitalization companies can be subject to more abrupt or erratic share price changes than larger, more established companies.

•
REIT Risk.  Adverse changes in general economic and local market conditions, supply or demand for similar or competing properties, taxes, governmental regulations or interest rates, as well as the risks associated with improving and operating property, may decrease the value of REITs in which the Fund may invest.  Additionally, there is always a risk that a REIT will fail to qualify for favorable tax treatment.

•
MLP Risk. MLP investment returns are enhanced during periods of declining or low interest rates and tend to be negatively influenced when interest rates are rising.  In addition, most MLPs are fairly leveraged and typically carry a portion of a “floating” rate debt.  As such, a significant upward swing in interest rates would also drive interest expense higher.  Furthermore, most MLPs grow by acquisitions partly financed by debt, and higher interest rates could make it more difficult to make acquisitions.  MLP investments also entail many of the general tax risks of investing in a partnership.  Limited partners in an MLP typically have limited control and limited rights to vote on matters affecting the partnership.  Additionally, there is always the risk that an MLP will fail to qualify for favorable tax treatment.

•
Foreign Securities and ADR Risk.  The Fund’s investments in foreign securities are subject to risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices, including fluctuations in foreign currencies.  The Fund may invest its assets in securities of foreign issuers in the form of ADRs, which are securities representing securities of foreign issuers.  A purchaser of unsponsored depositary receipts may not have unlimited voting rights and may not receive as much information about the issuer of the underlying securities as with a sponsored depositary receipt.  Income earned on foreign stocks and securities may be subject to foreign withholding taxes.

Performance
The performance information demonstrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one-year and since inception periods compare with those of a broad measure of market performance.  Remember, the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at www.dearbornfunds.com or by calling the Fund toll-free at (888) 983-3380.

Class I Shares(1)
Calendar Year Returns as of December 31

(1)	The returns shown in the bar chart are for Class I shares. The performance of Class A and Class C shares will differ due to differences in expenses.

The Fund’s calendar year-to-date return as of March 31, 2015 was -0.19%.  During the period shown in the bar chart, the best performance for a quarter was 6.57% (for the quarter ended December 31, 2014).  The worst performance was 0.10% (for the quarter ended September 30, 2014).

Average Annual Total Returns
(for the Periods Ended December 31, 2014)
	One Year	Since Inception (4/10/13)

Class I Shares
Return Before Taxes	14.80%	13.90%
Return After Taxes on Distributions	14.31%	13.52%
Return After Taxes on Distributions and Sale of Fund Shares	8.75%	10.68%
Class A Shares
Return Before Taxes	8.75%	10.29%
Class C Shares
Return Before Taxes	12.64%	12.77%
S&P 500® Total Return Index	13.69%	18.68%
(reflects no deduction for fees, expenses or taxes)

After-tax returns are shown for Class I shares only and will vary for Class A shares and Class C shares.  After-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the effect of state and local taxes.  The after-tax returns shown are not relevant to those investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

Management
Investment Adviser
Dearborn Partners, L.L.C. is the Fund’s investment adviser.

Portfolio Managers
Carol M. Lippman, CFA, and Michael B. Andelman, each a Portfolio Manager and Managing Director of the Adviser, have served as the portfolio managers of the Fund since it commenced operations in April, 2013.

Purchase and Sale of Fund Shares
You may purchase or redeem shares (share purchases or redemptions) via written request by mail (Dearborn Partners Rising Dividend Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transaction, or by contacting the Fund by telephone at (888) 983-3380.  Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.  Minimum initial and subsequent investment amounts are shown below.

Minimum Investment Amounts	Class A	Class C	Class I
Minimum Initial Investment	$5,000	$5,000	$500,000
Minimum Subsequent Investment	$500	$500	$500
Automatic Investment Plan	$100	$100	$100

Tax Information
The Fund’s distributions will be taxed as ordinary income or long-term capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (“IRA”).  You may be taxed later upon withdrawal of monies from such tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer, or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your adviser or visit your financial intermediary’s website for more information.